Exhibit 10.3

EXECUTION VERSION

REVOLVING NOTE

$15,000,000	Date: as of July 28, 2023
Northbrook, Illinois

FOR VALUE RECEIVED, FLUX POWER HOLDINGS, INC., a Nevada corporation (“Holdings”) and FLUX POWER, INC., a California corporation (“Flux” and, together with Holdings, individually and collectively, jointly and severally, “Borrower”), whose address is 2685 S. Melrose Drive, Vista, California 92081, promises to pay to the order of GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware limited liability company (hereinafter, together with any holder hereof, called the “Lender”), whose address is 400 Skokie Boulevard, Suite 375, Northbrook, Illinois 60062, on or before the Maturity Date, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or such lesser sum as may be then outstanding as indicated on Lender’s records. This Revolving Note is made pursuant to that certain Loan and Security Agreement of an even date herewith, executed by and between the Borrower and the Lender (as amended, supplemented or modified from time to time, the “Loan Agreement”), and made available by the Lender to the Borrower at the maturity or maturities and in the amount or amounts stated on the records of the Lender, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the aggregate principal amount of all Revolving Loans outstanding from time to time as provided in the Loan Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

This Revolving Note evidences the Revolving Loans under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Maturity Date or any payment hereon may be accelerated. The holder of this Revolving Note is entitled to all of the benefits and security provided for in the Loan Agreement. All Revolving Loans shall be repaid by the Borrower on the Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.

Principal and interest shall be paid to the Lender at its address set forth above, or at such other place as the holder of this Revolving Note shall designate in writing to the Borrower. Each Revolving Loan made by the Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Lender, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Prepayment of the outstanding principal balance of this Revolving Note may be made by Borrower at any time subject to the payment of an Exit Fee as set forth in the Loan Agreement.

Except for such notices as may be required under the terms of the Loan Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Revolving Note, and assents to any extension or postponement of the time of payment or any other indulgence.

The Revolving Loans evidenced hereby have been made and/or issued and this Revolving Note has been delivered at the Lender’s office set forth above. This Revolving Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Loan Agreement and this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Revolving Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Revolving Note. The term “Borrower” as used herein shall mean all parties signing this Revolving Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has executed this Revolving Note as of the date set forth above.

FLUX POWER HOLDINGS, INC., a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
President and Chief
Executive Officer

FLUX POWER, INC., a California corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
President and Chief Executive Officer

[Signature Page to Revolving Note]